
                                                       Chase Manhattan Bank USA, N.A.
                                                   Monthly Certificateholder's Statement

                                                       Chase Credit Card Master Trust
                                                               Series 1996-4
                                                                                                       Distribution Date:  5/15/2001

Section 5.2 - Supplement                                          Class A         Class B       Collateral              Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                      0.00           0.00            0.00                   0.00

(ii)   Monthly Interest Distributed                               5,810,875.00     504,912.62      682,409.28           6,998,196.91
       Deficiency Amounts                                                 0.00           0.00                                   0.00
       Additional Interest                                                0.00           0.00                                   0.00
       Accrued and Unpaid Interest                                                                       0.00                   0.00

(iii)  Collections of Principal Receivables                     202,279,945.14  16,856,565.77   21,672,947.59         240,809,458.51

(iv)   Collections of Finance Charge Receivables                 22,069,854.24   1,839,144.01    2,364,637.75          26,273,636.00

(v)    Aggregate Amount of Principal Receivables                                                                   20,070,009,978.41

                                  Investor Interest           1,400,000,000.00 116,666,000.00  150,000,666.67       1,666,666,666.67
                                  Adjusted Interest           1,400,000,000.00 116,666,000.00  150,000,666.67       1,666,666,666.67

                                                   Series
       Floating Investor Percentage                    8.30%            84.00%          7.00%           9.00%                100.00%
       Fixed Investor Percentage                       8.30%            84.00%          7.00%           9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.34%
               30 to 59 days                                                                                                   1.44%
               60 to 89 days                                                                                                   1.04%
               90 or more days                                                                                                 2.18%
                                                                                                                  ------------------
                                                 Total Receivables                                                           100.00%

(vii)  Investor Default Amount                                    7,986,589.18     665,545.30      855,709.79           9,507,844.27

(viii) Investor Charge-Offs                                               0.00           0.00            0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00           0.00            0.00

(x)    Servicing Fee                                              1,166,666.67      97,221.67      125,000.56           1,388,888.89

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         12.07%

(xii)  Reallocated Monthly Principal                                                     0.00            0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)           1,400,000,000.00 116,666,000.00  150,000,666.67       1,666,666,666.67

(xiv)  LIBOR                                                                                                                5.02250%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                           20,903,187.57   1,741,922.34    2,239,637.19          24,884,747.11

(xxii) Certificate Rate                                               5.15250%       5.37250%        5.64750%

------------------------------------------------------------------------------------------------------------------------------------



       By:
               ----------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President


                                                    Chase Manhattan Bank USA, N.A.
                                                Monthly Certificateholder's Statement

                                                    Chase Credit Card Master Trust
                                                            Series 1997-1
                                                                                                   Distribution Date:     5/15/2001

Section 5.2 - Supplement                                     Class A          Class B         Collateral              Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00             0.00             0.00                   0.00

(ii)   Monthly Interest Distributed                          4,736,163.19       410,118.65       563,030.91           5,709,312.76
       Deficiency Amounts                                            0.00             0.00                                    0.00
       Additional Interest                                           0.00             0.00                                    0.00
       Accrued and Unpaid Interest                                                                     0.00                   0.00

(iii)  Collections of Principal Receivables                166,158,526.37    13,846,495.70    17,802,747.41         197,807,769.48

(iv)   Collections of Finance Charge Receivables            18,128,808.84     1,510,728.82     1,942,377.63          21,581,915.28

(v)    Aggregate Amount of Principal Receivables                                                                 20,070,009,978.41

                              Investor Interest          1,150,000,000.00    95,833,000.00   123,214,619.00       1,369,047,619.00
                              Adjusted Interest          1,150,000,000.00    95,833,000.00   123,214,619.00       1,369,047,619.00

                                                 Series
       Floating Investor Percentage                6.82%           84.00%            7.00%            9.00%                100.00%
       Fixed Investor Percentage                   6.82%           84.00%            7.00%            9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      95.34%
               30 to 59 days                                                                                                 1.44%
               60 to 89 days                                                                                                 1.04%
               90 or more days                                                                                               2.18%
                                                                                                                -------------------
                                                Total Receivables                                                          100.00%

(vii)  Investor Default Amount                               6,560,412.54       546,699.14       702,903.25           7,810,014.93

(viii) Investor Charge-Offs                                          0.00             0.00             0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00             0.00             0.00

(x)    Servicing Fee                                           958,333.33        79,860.83       102,678.85           1,140,873.02

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       12.07%

(xii)  Reallocated Monthly Principal                                                  0.00             0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)      1,150,000,000.00    95,833,000.00   123,214,619.00       1,369,047,619.00

(xiv)  LIBOR                                                                                                              5.02250%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                      17,170,475.50     1,430,867.98     1,839,698.78          20,441,042.27

(xxii) Certificate Rate                                          5.11250%         5.31250%         5.67250%

-----------------------------------------------------------------------------------------------------------------------------------



         By:
                ---------------------------------
         Name:  Patricia M. Garvey
         Title: Vice President

                                                   Chase Manhattan Bank USA, N.A.
                                               Monthly Certificateholder's Statement

                                                  Chase Credit Card Master Trust
                                                           Series 1997-3
                                                                                         Distribution Date:        05/15/2001
                                                                                               Period Type:        Amortization
Section 5.2 - Supplement                                     Class A           Class B        Collateral               Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                 0.00              0.00            0.00                    0.00

(ii)   Monthly Interest Distributed                                  0.00         90,162.04       42,498.16              132,660.20
       Deficiency Amounts                                            0.00              0.00                                    0.00
       Additional Interest                                           0.00              0.00                                    0.00
       Accrued and Unpaid Interest                                                                     0.00                    0.00

(iii)  Collections of Principal Receivables                 36,121,418.78      3,010,070.07    3,870,200.23           43,001,689.07

(iv)   Collections of Finance Charge Receivables             1,128,321.30        328,415.20      144,072.84            1,600,809.33

(v)    Aggregate Amount of Principal Receivables                                                                  20,070,009,978.41

                                 Investor Interest          71,575,000.00     20,833,000.00    9,139,252.75          101,547,252.75
                                 Adjusted Interest          71,575,000.00     20,833,000.00    9,139,252.75          101,547,252.75

                                                Series
       Floating Investor Percentage                0.51%           70.48%            20.52%           9.00%                 100.00%
       Fixed Investor Percentage                   1.48%           84.00%             7.00%           9.00%                 100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.34%
               30 to 59 days                                                                                                  1.44%
               60 to 89 days                                                                                                  1.04%
               90 or more days                                                                                                2.18%
                                                                                                                --------------------
                                              Total Receivables                                                             100.00%

(vii)  Investor Default Amount                                 408,314.37        118,846.15       52,136.76              579,297.28

(viii) Investor Charge-Offs                                          0.00              0.00            0.00                    0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00              0.00            0.00

(x)    Servicing Fee                                            59,645.83         17,360.83        7,616.04               84,622.71

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        12.09%

(xii)  Reallocated Monthly Principal                                                   0.00            0.00                    0.00

(xiii) Closing Investor Interest (Class A Adjusted)         71,575,000.00     20,833,000.00    9,139,252.75          101,547,252.75

(xiv)  LIBOR                                                                                                               5.02250%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvi)  Interest Funding Account Balance                        404,219.81                                                404,219.81

(xvi)  Accumulation Shortfall                                                                                                  0.00

(xvii) Principal Funding Investment Proceeds                                                                                   0.00

(xviii)Principal Investment Funding Shortfall                                                                                  0.00

(xix)  Interest Funding Account Investment Proceeds                                                                        1,508.75

(xix)  Available Funds                                       1,070,184.21        311,054.36      136,456.80            1,517,695.37

(xx)   Certificate Rate                                          6.77700%          5.37250%        5.77250%

------------------------------------------------------------------------------------------------------------------------------------



       By:
               -------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President


                                                      Chase Manhattan Bank USA, N.A.
                                                   Monthly Certificateholder's Statement

                                                      Chase Credit Card Master Trust
                                                               Series 1997-4
                                                                                     Distribution Date:        05/15/2001
                                                                                           Period Type:        Revolving
Section 5.2 - Supplement                                   Class A        Class B      Collateral             Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                              0.00          0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                       2,504,875.00    216,795.14     291,165.18           3,012,835.32
       Deficiency Amounts                                         0.00          0.00                                  0.00
       Additional Interest                                        0.00          0.00                                  0.00
       Accrued and Unpaid Interest                                                             0.00                   0.00

(iii)  Collections of Principal Receivables              86,691,405.06  7,224,283.76   9,288,364.93         103,204,053.75

(iv)   Collections of Finance Charge Receivables          9,458,508.96    788,209.08   1,013,411.69          11,260,129.72

(v)    Aggregate Amount of Principal Receivables                                                         20,070,009,978.41

                                  Investor Interest     600,000,000.00 50,000,000.00  64,285,715.00         714,285,715.00
                                  Adjusted Interest     600,000,000.00 50,000,000.00  64,285,715.00         714,285,715.00

                                             Series
       Floating Investor Percentage              3.56%          84.00%         7.00%          9.00%                100.00%
       Fixed Investor Percentage                 3.56%          84.00%         7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.34%
               30 to 59 days                                                                                         1.44%
               60 to 89 days                                                                                         1.04%
               90 or more days                                                                                       2.18%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                            3,422,823.94    285,235.33     366,731.14           4,074,790.40

(viii) Investor Charge-Offs                                       0.00          0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                 0.00          0.00           0.00

(x)    Servicing Fee                                        500,000.00     41,666.67      53,571.43             595,238.10

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                               12.07%

(xii)  Reallocated Monthly Principal                                            0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)     600,000,000.00 50,000,000.00  64,285,715.00         714,285,715.00

(xiv)  LIBOR                                                                                                      5.02250%

(xv)   Principal Funding Account Balance                                                                              0.00

(xvii) Accumulation Shortfall                                                                                         0.00

(xviii)Principal Funding Investment Proceeds                                                                          0.00

(xx)   Principal Investment Funding Shortfall                                                                         0.00

(xxi)  Available Funds                                    8,958,508.96    746,542.41     959,840.26          10,664,891.63

(xxii) Certificate Rate                                       5.18250%      5.38250%       5.62250%

---------------------------------------------------------------------------------------------------------------------------



       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                                                    Chase Manhattan Bank USA, N.A.
                                                 Monthly Certificateholder's Statement

                                                    Chase Credit Card Master Trust
                                                             Series 1997-5
                                                                                             Distribution Date:   05/15/2001
                                                                                                   Period Type:   Revolving
Section 5.2 - Supplement                                    Class A         Class B       Collateral            Total
-----------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00           0.00           0.00                  0.00

(ii)   Monthly Interest Distributed                         2,580,833.33     151,230.58     181,742.45          2,913,806.36
       Deficiency Amounts                                           0.00           0.00                                 0.00
       Additional Interest                                          0.00           0.00                                 0.00
       Accrued and Unpaid Interest                                                                0.00                  0.00

(iii)  Collections of Principal Receivables                72,242,837.55   4,104,693.54   5,746,602.60         82,094,133.70

(iv)   Collections of Finance Charge Receivables            7,882,090.80     447,844.63     626,985.94          8,956,921.37

(v)    Aggregate Amount of Principal Receivables                                                           20,070,009,978.41

                                      Investor Interest   500,000,000.00  28,409,000.00  39,772,819.00        568,181,819.00
                                      Adjusted Interest   500,000,000.00  28,409,000.00  39,772,819.00        568,181,819.00

                                               Series
       Floating Investor Percentage               2.83%           88.00%          5.00%          7.00%               100.00%
       Fixed Investor Percentage                  2.83%           88.00%          5.00%          7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                95.34%
               30 to 59 days                                                                                           1.44%
               60 to 89 days                                                                                           1.04%
               90 or more days                                                                                         2.18%
                                                                                                          -------------------
                                             Total Receivables                                                       100.00%

(vii)  Investor Default Amount                              2,852,353.28     162,065.01     226,892.26          3,241,310.55

(viii) Investor Charge-Offs                                         0.00           0.00           0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                   0.00           0.00           0.00

(x)    Servicing Fee                                          416,666.67      23,674.17      33,144.02            473,484.85

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                 12.07%

(xii)  Reallocated Monthly Principal                                               0.00           0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)       500,000,000.00  28,409,000.00  39,772,819.00        568,181,819.00

(xiv)  LIBOR                                                                                                        5.02250%

(xv)   Principal Funding Account Balance                                                                                0.00

(xvii) Accumulation Shortfall                                                                                           0.00

(xviii)Principal Funding Investment Proceeds                                                                            0.00

(xx)   Principal Investment Funding Shortfall                                                                           0.00

(xxi)  Available Funds                                      7,465,424.13     424,170.47     593,841.93          8,483,436.53

(xxii) Certificate Rate                                         6.19400%       6.38800%       5.67250%

-----------------------------------------------------------------------------------------------------------------------------


       By:
               ------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President


                                                    Chase Manhattan Bank USA, N.A.
                                                 Monthly Certificateholder's Statement

                                                    Chase Credit Card Master Trust
                                                             Series 1998-3
                                                                                     Distribution Date:          05/15/2001
                                                                                           Period Type:          Revolving
Section 5.2 - Supplement                                    Class A         Class B       Collateral            Total
-----------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00           0.00           0.00                  0.00

(ii)   Monthly Interest Distributed                         3,000,000.00     174,711.25     215,417.03          3,390,128.28
       Deficiency Amounts                                           0.00           0.00                                 0.00
       Additional Interest                                          0.00           0.00           0.00                  0.00
       Accrued and Unpaid Interest                                                                                      0.00

(iii)  Collections of Principal Receivables                86,691,405.06   4,925,516.66   6,896,038.60         98,512,960.32

(iv)   Collections of Finance Charge Receivables            9,458,508.96     537,400.95     752,395.73         10,748,305.64

(v)    Aggregate Amount of Principal Receivables                                                           20,070,009,978.41

                                     Investor Interest    600,000,000.00  34,090,000.00  47,728,182.00        681,818,182.00
                                     Adjusted Interest    600,000,000.00  34,090,000.00  47,728,182.00        681,818,182.00

                                               Series
       Floating Investor Percentage               3.40%           88.00%          5.00%          7.00%               100.00%
       Fixed Investor Percentage                  3.40%           88.00%          5.00%          7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                95.34%
               30 to 59 days                                                                                           1.44%
               60 to 89 days                                                                                           1.04%
               90 or more days                                                                                         2.18%
                                                                                                          -------------------
                                             Total Receivables                                                       100.00%

(vii)  Investor Default Amount                              3,422,823.94     194,473.45     272,275.27          3,889,572.66

(viii) Investor Charge-Offs                                         0.00           0.00           0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                   0.00           0.00           0.00

(x)    Servicing Fee                                          500,000.00      28,408.33      39,773.49            568,181.82

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                 12.07%

(xii)  Reallocated Monthly Principal                                               0.00           0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)       600,000,000.00  34,090,000.00  47,728,182.00        681,818,182.00

(xiv)  LIBOR                                                                                                        5.02250%

(xv)   Principal Funding Account Balance                                                                                0.00

(xvii) Accumulation Shortfall                                                                                           0.00

(xviii)Principal Funding Investment Proceeds                                                                            0.00

(xx)   Principal Investment Funding Shortfall                                                                           0.00

(xxi)  Available Funds                                      8,958,508.96     508,992.62     712,622.24         10,180,123.82

(xxii) Certificate Rate                                         6.00000%       6.15000%       5.67250%

-----------------------------------------------------------------------------------------------------------------------------


       By:
               ------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President


                                                    Chase Manhattan Bank USA, N.A.
                                                 Monthly Certificateholder's Statement

                                                    Chase Credit Card Master Trust
                                                             Series 1998-5
                                                                                       Distribution Date:        05/15/2001
                                                                                             Period Type:        Revolving
Section 5.2 - Supplement                                   Class A        Class B      Collateral             Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                              0.00          0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                       2,713,614.58    234,858.51     322,834.34           3,271,307.43
       Deficiency Amounts                                         0.00          0.00                                  0.00
       Additional Interest                                        0.00          0.00                                  0.00
       Accrued and Unpaid Interest                                                             0.00                   0.00

(iii)  Collections of Principal Receivables              93,915,688.82  7,826,211.08  10,062,491.58         111,804,391.48

(iv)   Collections of Finance Charge Receivables         10,246,718.04    853,882.66   1,097,873.16          12,198,473.86

(v)    Aggregate Amount of Principal Receivables                                                         20,070,009,978.41

                               Investor Interest        650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00
                               Adjusted Interest        650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00

                                             Series
       Floating Investor Percentage              3.86%          84.00%         7.00%          9.00%                100.00%
       Fixed Investor Percentage                 3.86%          84.00%         7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.34%
               30 to 59 days                                                                                         1.44%
               60 to 89 days                                                                                         1.04%
               90 or more days                                                                                       2.18%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                            3,708,059.26    309,001.14     397,295.87           4,414,356.27

(viii) Investor Charge-Offs                                       0.00          0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                 0.00          0.00           0.00

(x)    Servicing Fee                                        541,666.67     45,138.33      58,036.27             644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                               12.07%

(xii)  Reallocated Monthly Principal                                            0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)     650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00

(xiv)  LIBOR                                                                                                      5.02250%

(xv)   Principal Funding Account Balance                                                                              0.00

(xvii) Accumulation Shortfall                                                                                         0.00

(xviii)Principal Funding Investment Proceeds                                                                          0.00

(xx)   Principal Investment Funding Shortfall                                                                         0.00

(xxi)  Available Funds                                    9,705,051.37    808,744.33   1,039,836.89          11,553,632.59

(xxii) Certificate Rate                                       5.18250%      5.38250%       5.87250%

---------------------------------------------------------------------------------------------------------------------------



       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President


                                                    Chase Manhattan Bank USA, N.A.
                                                 Monthly Certificateholder's Statement

                                                    Chase Credit Card Master Trust
                                                             Series 1998-6
                                                                                      Distribution Date:        05/15/2001
                                                                                            Period Type:        Revolving
Section 5.2 - Supplement                                   Class A        Class B      Collateral             Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                              0.00          0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                       2,765,975.69    241,403.57     341,716.71           3,349,095.97
       Deficiency Amounts                                         0.00          0.00                                  0.00
       Additional Interest                                        0.00          0.00                                  0.00
       Accrued and Unpaid Interest                                                             0.00                   0.00

(iii)  Collections of Principal Receivables              93,915,688.82  7,826,211.08  10,062,491.58         111,804,391.48

(iv)   Collections of Finance Charge Receivables         10,246,718.04    853,882.66   1,097,873.16          12,198,473.86

(v)    Aggregate Amount of Principal Receivables                                                         20,070,009,978.41

                                  Investor Interest     650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00
                                  Adjusted Interest     650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00

                                             Series
       Floating Investor Percentage              3.86%          84.00%         7.00%          9.00%                100.00%
       Fixed Investor Percentage                 3.86%          84.00%         7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.34%
               30 to 59 days                                                                                         1.44%
               60 to 89 days                                                                                         1.04%
               90 or more days                                                                                       2.18%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                            3,708,059.26    309,001.14     397,295.87           4,414,356.27

(viii) Investor Charge-Offs                                       0.00          0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                 0.00          0.00           0.00

(x)    Servicing Fee                                        541,666.67     45,138.33      58,036.27             644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                               12.07%

(xii)  Reallocated Monthly Principal                                            0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)     650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00

(xiv)  LIBOR                                                                                                      5.02250%

(xv)   Principal Funding Account Balance                                                                              0.00

(xvii) Accumulation Shortfall                                                                                         0.00

(xviii)Principal Funding Investment Proceeds                                                                          0.00

(xx)   Principal Investment Funding Shortfall                                                                         0.00

(xxi)  Available Funds                                    9,705,051.37    808,744.33   1,039,836.89          11,553,632.59

(xxii) Certificate Rate                                       5.28250%      5.53250%       6.25074%

---------------------------------------------------------------------------------------------------------------------------



       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President


                                                   Chase Manhattan Bank USA, N.A.
                                                Monthly Certificateholder's Statement

                                                   Chase Credit Card Master Trust
                                                            Series 1999-1
                                                                                     Distribution Date:        05/15/2001
                                                                                           Period Type:        Revolving
Section 5.2 - Supplement                                   Class A        Class B      Collateral             Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                              0.00          0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                       3,131,093.75    272,504.34     396,322.54           3,799,920.64
       Deficiency Amounts                                         0.00          0.00                                  0.00
       Additional Interest                                        0.00          0.00                                  0.00
       Accrued and Unpaid Interest                                                             0.00                   0.00

(iii)  Collections of Principal Receivables             108,364,256.33  9,030,354.69  11,610,456.06         129,005,067.08

(iv)   Collections of Finance Charge Receivables         11,823,136.20    985,261.35   1,266,764.59          14,075,162.14

(v)    Aggregate Amount of Principal Receivables                                                         20,070,009,978.41

                                   Investor Interest    750,000,000.00 62,500,000.00  80,357,143.00         892,857,143.00
                                   Adjusted Interest    750,000,000.00 62,500,000.00  80,357,143.00         892,857,143.00

                                             Series
       Floating Investor Percentage              4.45%          84.00%         7.00%          9.00%                100.00%
       Fixed Investor Percentage                 4.45%          84.00%         7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.34%
               30 to 59 days                                                                                         1.44%
               60 to 89 days                                                                                         1.04%
               90 or more days                                                                                       2.18%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                            4,278,529.92    356,544.16     458,413.92           5,093,488.00

(viii) Investor Charge-Offs                                       0.00          0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                 0.00          0.00           0.00

(x)    Servicing Fee                                        625,000.00     52,083.33      66,964.29             744,047.62

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                               12.07%

(xii)  Reallocated Monthly Principal                                            0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)     750,000,000.00 62,500,000.00  80,357,143.00         892,857,143.00

(xiv)  LIBOR                                                                                                      5.02250%

(xv)   Principal Funding Account Balance                                                                              0.00

(xvii) Accumulation Shortfall                                                                                         0.00

(xviii)Principal Funding Investment Proceeds                                                                          0.00

(xx)   Principal Investment Funding Shortfall                                                                         0.00

(xxi)  Available Funds                                   11,198,136.20    933,178.02   1,199,800.31          13,331,114.52

(xxii) Certificate Rate                                       5.18250%      5.41250%       6.22250%

---------------------------------------------------------------------------------------------------------------------------



       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                                               Chase Manhattan Bank USA, N.A.
                                            Monthly Certificateholder's Statement

                                               Chase Credit Card Master Trust
                                                        Series 1999-2
                                                                                     Distribution Date:        05/15/2001
                                                                                           Period Type:        Revolving
Section 5.2 - Supplement                                   Class A        Class B      Collateral             Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                              0.00          0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                       2,079,340.28    180,659.73     250,792.29           2,510,792.29
       Deficiency Amounts                                         0.00          0.00                                  0.00
       Additional Interest                                        0.00          0.00                                  0.00
       Accrued and Unpaid Interest                                                             0.00                   0.00

(iii)  Collections of Principal Receivables              72,242,837.55  6,020,140.14   7,740,400.46          86,003,378.15

(iv)   Collections of Finance Charge Receivables          7,882,090.80    656,830.39     844,520.25           9,383,441.44

(v)    Aggregate Amount of Principal Receivables                                                         20,070,009,978.41

                                   Investor Interest    500,000,000.00 41,666,000.00  53,572,096.00         595,238,096.00
                                   Adjusted Interest    500,000,000.00 41,666,000.00  53,572,096.00         595,238,096.00

                                             Series
       Floating Investor Percentage              2.97%          84.00%         7.00%          9.00%                100.00%
       Fixed Investor Percentage                 2.97%          84.00%         7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.34%
               30 to 59 days                                                                                         1.44%
               60 to 89 days                                                                                         1.04%
               90 or more days                                                                                       2.18%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                            2,852,353.28    237,692.30     305,613.09           3,395,658.67

(viii) Investor Charge-Offs                                       0.00          0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                 0.00          0.00           0.00

(x)    Servicing Fee                                        416,666.67     34,721.67      44,643.41             496,031.75

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                               12.07%

(xii)  Reallocated Monthly Principal                                            0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)     500,000,000.00 41,666,000.00  53,572,096.00         595,238,096.00

(xiv)  LIBOR                                                                                                      5.02250%

(xv)   Principal Funding Account Balance                                                                              0.00

(xvii) Accumulation Shortfall                                                                                         0.00

(xviii)Principal Funding Investment Proceeds                                                                          0.00

(xx)   Principal Investment Funding Shortfall                                                                         0.00

(xxi)  Available Funds                                    7,465,424.13    622,108.72     799,876.84           8,887,409.69

(xxii) Certificate Rate                                       5.16250%      5.38250%       5.92250%

---------------------------------------------------------------------------------------------------------------------------



       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President


                                                Chase Manhattan Bank USA, N.A.
                                             Monthly Certificateholder's Statement

                                                Chase Credit Card Master Trust
                                                         Series 1999-3
                                                                                    Distribution Date:        05/15/2001
                                                                                          Period Type:        Revolving
Section 5.2 - Supplement                                                                                      Total
---------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                              0.00                                                0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                  4,717,500.00
       Class B Note Interest Requirement                    279,708.54
       Net Class C Note Interest Requirement                228,788.35                                        5,225,996.89

(iii)  Collections of Principal Receivables                                                                 139,560,158.44

(iv)   Collections of Finance Charge Receivables                                                             15,226,780.65

(v)    Aggregate Amount of Principal Receivables                                                         20,070,009,978.41

                        Investor Interest                                                                   965,910,000.00
                        Adjusted Interest                                                                   965,910,000.00


       Floating Investor Percentage                                                                                  4.81%
       Fixed Investor Percentage                                                                                     4.81%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                              95.34%
               30 to 59 days                                                                                         1.44%
               60 to 89 days                                                                                         1.04%
               90 or more days                                                                                       2.18%
                                                                                                        -------------------
                                          Total Receivables                                                        100.00%

(vii)  Investor Default Amount                                                                                5,510,233.11

(viii) Investor Charge-Offs                                                                                           0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                0.00

(x)    Servicing Fee                                                                                            804,925.00

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                               12.07%

(xii)  Reallocated Monthly Principal                                                                                  0.00

(xiii) Accumulation Shortfall                                                                                         0.00

(xiv)  Principal Funding Investment Proceeds                                                                          0.00

(xv)   Principal Funding Investment Shortfall                                                                         0.00

(xvi)  Available Investor Finance Charge Collections                                                         14,421,855.65

(xxii) Note Rate                          Class A             6.66000%
                                          Class B             6.95000%
                                          Class C             5.97250%






---------------------------------------------------------------------------------------------------------------------------



       By:
               ----------------------------------------
       Name:   Patricia M. Garvey


                                              Chase Manhattan Bank USA, N.A.
                                           Monthly Certificateholder's Statement

                                              Chase Credit Card Master Trust
                                                       Series 2000-1
                                                                                    Distribution Date:        05/15/2001
                                                                                          Period Type:        Revolving
Section 5.2 - Supplement                                                                                         Total
------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                    3,137,135.42
       Class B Note Interest Requirement                      270,490.45
       Net Class C Note Interest Requirement                  318,588.67                                         3,726,214.54

(iii)  Collections of Principal Receivables                                                                    129,005,046.42

(iv)   Collections of Finance Charge Receivables                                                                14,075,159.89

(v)    Aggregate Amount of Principal Receivables                                                            20,070,009,978.41

                        Investor Interest                                                                      892,857,000.00
                        Adjusted Interest                                                                      892,857,000.00


       Floating Investor Percentage                                                                                     4.45%
       Fixed Investor Percentage                                                                                        4.45%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                 95.34%
               30 to 59 days                                                                                            1.44%
               60 to 89 days                                                                                            1.04%
               90 or more days                                                                                          2.18%
                                                                                                          --------------------
                                          Total Receivables                                                           100.00%

(vii)  Investor Default Amount                                                                                   5,093,487.18

(viii) Investor Charge-Offs                                                                                              0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                   0.00

(x)    Servicing Fee                                                                                               744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                  12.07%

(xii)  Reallocated Monthly Principal                                                                                     0.00

(xiii) Accumulation Shortfall                                                                                            0.00

(xiv)  Principal Funding Investment Proceeds                                                                             0.00

(xv)   Principal Funding Investment Shortfall                                                                            0.00

(xvi)  Available Investor Finance Charge Collections                                                            13,331,112.39

(xxii) Note Rate                          Class A               5.19250%
                                          Class B               5.37250%
                                          Class C               5.75250%






------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------------------
       Name:   Patricia M. Garvey

                                                Chase Manhattan Bank USA, N.A.
                                             Monthly Certificateholder's Statement

                                                Chase Credit Card Master Trust
                                                         Series 2000-2
                                                                                          Distribution Date:        05/15/2001
                                                                                                Period Type:        Revolving
Section 5.2 - Supplement                                                                                         Total
------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                    3,713,812.50
       Class B Note Interest Requirement                      320,963.54
       Net Class C Note Interest Requirement                  357,385.30                                         4,392,161.34

(iii)  Collections of Principal Receivables                                                                    154,806,142.39

(iv)   Collections of Finance Charge Receivables                                                                16,890,201.32

(v)    Aggregate Amount of Principal Receivables                                                            20,070,009,978.41

                        Investor Interest                                                                    1,071,429,000.00
                        Adjusted Interest                                                                    1,071,429,000.00


       Floating Investor Percentage                                                                                     5.34%
       Fixed Investor Percentage                                                                                        5.34%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                 95.34%
               30 to 59 days                                                                                            1.44%
               60 to 89 days                                                                                            1.04%
               90 or more days                                                                                          2.18%
                                                                                                          --------------------
                                          Total Receivables                                                           100.00%

(vii)  Investor Default Amount                                                                                   6,112,188.04

(viii) Investor Charge-Offs                                                                                              0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                   0.00

(x)    Servicing Fee                                                                                               892,857.50

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                  12.07%

(xii)  Reallocated Monthly Principal                                                                                     0.00

(xiii) Accumulation Shortfall                                                                                            0.00

(xiv)  Principal Funding Investment Proceeds                                                                             0.00

(xv)   Principal Funding Investment Shortfall                                                                            0.00

(xvi)  Available Investor Finance Charge Collections                                                            15,997,343.82

(xxii) Note Rate                          Class A               5.12250%
                                          Class B               5.31250%
                                          Class C               5.70250%






------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------------------
       Name:   Patricia M. Garvey


                                             Chase Manhattan Bank USA, N.A.
                                          Monthly Certificateholder's Statement

                                             Chase Credit Card Master Trust
                                                      Series 2000-3
                                                                                      Distribution Date:        05/15/2001
                                                                                            Period Type:        Revolving
Section 5.2 - Supplement                                                                                         Total
------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                    3,112,968.75
       Class B Note Interest Requirement                      270,490.45
       Net Class C Note Interest Requirement                  302,115.67                                         3,685,574.87

(iii)  Collections of Principal Receivables                                                                    129,005,046.42

(iv)   Collections of Finance Charge Receivables                                                                14,075,159.89

(v)    Aggregate Amount of Principal Receivables                                                            20,070,009,978.41

                        Investor Interest                                                                      892,857,000.00
                        Adjusted Interest                                                                      892,857,000.00


       Floating Investor Percentage                                                                                     4.45%
       Fixed Investor Percentage                                                                                        4.45%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                 95.34%
               30 to 59 days                                                                                            1.44%
               60 to 89 days                                                                                            1.04%
               90 or more days                                                                                          2.18%
                                                                                                          --------------------
                                          Total Receivables                                                           100.00%

(vii)  Investor Default Amount                                                                                   5,093,487.18

(viii) Investor Charge-Offs                                                                                              0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                   0.00

(x)    Servicing Fee                                                                                               744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                  12.07%

(xii)  Reallocated Monthly Principal                                                                                     0.00

(xiii) Accumulation Shortfall                                                                                            0.00

(xiv)  Principal Funding Investment Proceeds                                                                             0.00

(xv)   Principal Funding Investment Shortfall                                                                            0.00

(xvi)  Available Investor Finance Charge Collections                                                            13,331,112.39

(xxii) Note Rate                          Class A               5.15250%
                                          Class B               5.37250%
                                          Class C               5.72250%






------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------------------
       Name:   Patricia M. Garvey


                                                 Chase Manhattan Bank USA, N.A.
                                              Monthly Certificateholder's Statement

                                                 Chase Credit Card Master Trust
                                                          Series 2001-1
                                                                                         Distribution Date:        05/15/2001
                                                                                               Period Type:        Revolving
Section 5.2 - Supplement                                                                                         Total
------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                    2,969,297.92
       Class B Note Interest Requirement                      259,903.44
       Net Class C Note Interest Requirement                  327,650.64                                         3,556,852.00

(iii)  Collections of Principal Receivables             allocation of collections from  3/15/01  to  3/31/01   122,812,823.84

(iv)   Collections of Finance Charge Receivables                                                                13,399,554.36

(v)    Aggregate Amount of Principal Receivables                                                            20,070,009,978.41

                        Investor Interest                                                                      850,000,000.00
                        Adjusted Interest                                                                      850,000,000.00


       Floating Investor Percentage                                                                                     4.24%
       Fixed Investor Percentage                                                                                        4.24%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                 95.34%
               30 to 59 days                                                                                            1.44%
               60 to 89 days                                                                                            1.04%
               90 or more days                                                                                          2.18%
                                                                                                          --------------------
                                          Total Receivables                                                           100.00%

(vii)  Investor Default Amount                                                                                   4,849,000.58

(viii) Investor Charge-Offs                                                                                              0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                   0.00

(x)    Servicing Fee                                                                                               708,333.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                  12.07%

(xii)  Reallocated Monthly Principal                                                                                     0.00

(xiii) Accumulation Shortfall                                                                                            0.00

(xiv)  Principal Funding Investment Proceeds                                                                             0.00

(xv)   Principal Funding Investment Shortfall                                                                            0.00

(xvi)  Available Investor Finance Charge Collections                                                            12,691,221.02

(xxii) Note Rate                          Class A               5.16250%
                                          Class B               5.42250%
                                          Class C               5.87250%






------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
